SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

  Filed by the Registrant   |X|
  Filed by a Party other than the Registrant   | |

  Check the appropriate box:
  |X|  Preliminary Proxy Statement
                                       | |  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
  | |  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Mikros Systems Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                           MIKROS SYSTEMS CORPORATION

                   707 Alexander Road, Building Two, Suite 208
                               Princeton, NJ 08540

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 21, 1998

     The  Annual  Meeting  of  Stockholders  of MIKROS  SYSTEMS  CORPORATION,  a
Delaware corporation (the "Company"), will be held at the offices of the Company, 707 Alexander Road, Building Two, Suite 208, Princeton, New Jersey on Monday, December 21, 1998 at 11:00 A.M., local time, for the following purposes:

(1) To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 35,000,000 shares to 60,000,000; and

(3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of Common Stock, Convertible Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Warrants to purchase Series C Preferred Stock of record at the close of business on November 9, 1998 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders and warrantholders will be open to the examination of any stockholder or warrantholder at the Company's principal executive offices at 707 Alexander Road, Building Two, Suite 208, Princeton, New Jersey for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER OR WARRANTHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE
REGISTERED IN DIFFERENT NAMES OR ADDRESSES OR BECAUSE YOU OWN MORE THAN ONE CLASS OF STOCK, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors

                                    Patricia A. Bird
                                    Secretary

Princeton, New Jersey
November 30, 1998

        The Company's 1997 Annual Report accompanies the Proxy Statement.

                           MIKROS SYSTEMS CORPORATION

                   707 Alexander Road, Building Two, Suite 208
                               Princeton, NJ 08540



             --------------------------------------------------------
                                 PROXY STATEMENT
             --------------------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mikros Systems Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, December 21, 1998 (the "Meeting"), at the Company's principal executive offices at 707 Alexander Road, Building Two, Suite 208, Princeton, New Jersey, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.01 par value ("Common Stock"), Convertible Preferred Stock, $0.01 par value ("Convertible Preferred Stock"), Series B Preferred Stock, $0.01 par value ("Series B Stock"), Series C Preferred Stock, $0.01 par value ("Series C Stock"), Series D Preferred Stock, $0.01 par value ("Series D Stock"), and warrants to purchase Series C Stock (the "Warrants"), as of the close of business on November 9, 1998, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were (i) 14,251,452 shares of Common Stock; (ii) 255,000 shares of Convertible Preferred Stock; (iii) 1,131,663 shares of Series B Stock; (iv) 5,000 shares of Series C Stock; (v) 690,000 shares of Series D Stock; and (vi) Warrants to purchase 104,500 shares of Series C Stock, issued and outstanding and entitled to vote. Each share of Common Stock, Convertible Preferred Stock, Series C Stock, Series D Stock and each Warrant is entitled to one vote on any matter presented at the Meeting. Each share of Series B Stock is entitled to three votes on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 18,700,941. The holders of all classes of stock will vote as a single class.

     If proxies in the accompanying form are properly executed and returned, the stock or Warrants represented thereby will be voted in the manner specified therein. If not otherwise specified, the stock or Warrants represented by the proxies will be voted (i) FOR the election of the seven nominees below as Directors, (ii) FOR the proposal to amend the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 35,000,000 shares to 60,000,000 shares, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock, Convertible Preferred Stock, Series B Stock, Series C Stock, Series D Stock, and Warrants having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. All actions proposed herein may be taken upon the affirmative vote of Stockholders and Warrantholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders and Warrantholders of the Company on or about November 9, 1998. The Annual Report to Stockholders of the Company for the year ended
December 31, 1997, including financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all Stockholders and Warrantholders of record as of November 9, 1998. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of November 9, 1998.

                              ELECTION OF DIRECTORS

     At the Meeting seven Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     The number which constitutes the entire Board of Directors of the Company is seven. As described below, certain debt and equity holders of the Company have the right to designate 2/7ths of the Board of Directors of the Company. Such right has not been exercised. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock or Warrants represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company.

     In the event any of the nominees named below should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The nominees for election to the Board of Directors of the Company are as follows:


                                  Served as a       Positions with
Name                     Age    Director Since       the Company
----                     ---    --------------       -----------
Joseph R. Burns          61          1984            Director
F. Joseph Loeper         54          1997            Director
Thomas C. Lynch          55          1997            Director
Thomas J. Meaney         63          1986            President, Chairman of the
                                                     Board and Director
Wayne E. Meyer           73          1988            Director
Frederick C. Tecce       63          1996            Director
John B. Torkelsen        53          1985            Director

     The principal occupation and business experience, for at least the past five years, of each Director is as follows:

     Joseph R. Burns was a Director and President of the Company from May 1984 until July 1986. From July 1986 until December 1986, Dr. Burns was Chairman of the Company. From January 1987 until April 1988, Dr. Burns was a consultant to the Company. From April 1988 to March 1998, Dr. Burns served as Senior Vice President and Chief Scientist of the Company. Since March 1998, Dr. Burns has served as Executive Vice President of Ocean Power Technologies, Inc. Dr. Burns currently serves as Director.

     F. Joseph Loeper has been a Director of the Company since February 1997. He was first elected to the Pennsylvania Senate in 1979 to represent the 26th Senatorial District and continues to serve in this capacity. He currently serves as Majority Leader of the State Senate. Senator Loeper also serves as a member of the Board of Governors of the State System of Higher Education and is a Pennsylvania Commissioner on the Delaware River Port Authority.

     Thomas C. Lynch has been a Director of the Company since February 1997. He serves as Senior Vice President for Safeguard Scientifics, Inc. since retiring at the rank of Rear Admiral, U.S. Navy in November 1995. Mr. Lynch serves on the Boards of OAO International, Sanchez Computer Associates, Eastern Technology Council, Safeguard Scientifics International and Enhanced Vision Systems Inc.

     Thomas J. Meaney has been a Director of the Company since July 1986 and Chairman of the Board since June 1997. He was appointed President in June 1986 and continued to serve until February 1997. On September 30, 1998, he was reappointed President of the Corporation. From February 1983 to his appointment as President of the Company in June 1986, Mr. Meaney was Senior Vice President and Director of Robotic Vision Systems Incorporated ("RVSI"), a manufacturer of robotic vision systems. Mr. Meaney served as a Director of RVSI until 1991 when he resigned from the post. Prior to 1983 and for more than five years, he was Vice President - Business Development, International of Norden Systems and President - Norden Systems Canada, both divisions of United Technologies Corporation and developers of computer and electronic products and systems.

     Wayne E. Meyer has been a Director of the Company since April 1988 and Chairman of the Board from 1990 to 1997. From 1986 to present he has been the Founder and President of the W.E. Meyer Corporation which provides consulting and advice to industry, government and academic institutions in matters of system engineering, project management, strategic planning and military and electronic designs. He enlisted in the U.S. Navy as an Apprentice Seaman in 1943 and retired in 1985 in the rank of Rear Admiral. As a national authority on Ballistic Missile Defense, he serves on numerous boards, groups and panels.

     Frederick C. Tecce has been a Director of the Company since July 1996. Mr. Tecce is of Counsel to Klett Lieber Rooney & Schorling. Previously, Mr. Tecce was Counsel to Pepper, Hamilton and Scheetz. Since 1995, he has served as Co-Chairman of the Executive Committee of the Eastern Technology Council. In 1996, Mr. Tecce was named Chairman of the Finance Committee of the Pennsylvania Schools Employees Retirement Systems.

     John B. Torkelsen has been a Director of the Company since June 1985 and served as Secretary of the Company from June 1985 to April 1996. Mr. Torkelsen has been President of Princeton Venture Research, Inc., a financial research and consulting firm located in Princeton, New Jersey from November 1984 to the present. He is also a Director of Voice Control Systems, Inc., a voice recognition technology company; Objective Communications, Inc., a video communications company; and Princeton Video Image, Inc. a developer of video insertion systems for the television broadcast industry.

     None of the Company's Directors or executive officers is related to any other Director or executive officer of the Company. In connection with the acquisition of certain debt and equity instruments of the Company from third parties, Messrs. Burns, Meaney, Meyer, Tecce and Torkelsen have the right to designate 2/7ths of the Board of Directors of the Company. See "Certain Relationships and Related Transactions."

     The Board of Directors recommends that Stockholders and Warrantholders vote FOR each of the nominees for the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company. The current members of the Compensation Committee are Messrs. Loeper, Meaney and Meyer. The Compensation Committee was established in December 1992 and held one meeting in 1997. There were four meetings of the Board of Directors in 1997, not including written consents of the Directors. During 1997, each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of committees on which he served.

COMPENSATION OF DIRECTORS

     In December 1994, the Board of Directors authorized the payment to each outside Director of $500 for each Board meeting attended in person and $150 for each Board meeting attended telephonically. See "Certain Relationships and Related Transactions".

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                     Capacities in                   In Current
Name                    Age          Which Served                 Position Since
----                    ---          ------------                 --------------

Thomas J. Meaney        63       President, Chairman of the       September 1998
                                 Board and Director

Patricia A. Bird        32       Secretary and Treasurer          September 1998

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1997, 1996 and 1995
-----------------------------------------------------

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1995, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                                    Annual
                                                                 Compensation(1)
                                                                ----------------
                                                     Year           Salary ($)

Name and Principal Position
                            (a)                       (b)                 (c)
--------------------------------------------------------------------------------
Thomas J. Meaney, President and                      1997             145,466
 Chief Executive Officer                             1996             140,263
                                                     1995             149,550
Joseph R. Burns, Senior Vice President(2)            1997             113,200
                                                     1996             108,012
                                                     1995             116,313
---------------------
(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total of annual compensation reported in the above table.

(2)  Mr. Burns served as Senior Vice  President  until his  resignation in March
     1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     The following table sets forth certain information, as of November 9, 1998, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                        Amount and Nature
                  Name of                of Beneficial            Percent
             Beneficial Owner             Ownership(1)           of Class
             ----------------             ------------           --------

(i) Certain Beneficial Owners:

Safeguard Scientifics                     7,371,000(2)               37.4
  (Delaware) Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087-1945

Transitions Two, Limited Partnership      2,137,775(3)                13.4
920 Hopmeadow Street
Simsbury, Connecticut 06070

(ii)     Nominees:

Joseph R. Burns                           1,113,081(4)                 7.7

F. Joseph Loeper                            177,000(5)                 1.2

Thomas C. Lynch                                  --                     --

Thomas J. Meaney                          1,908,000(6)                12.9

Wayne E. Meyer                            1,170,550(7)                 8.0

Frederick C. Tecce                        1,425,000(8)                 9.9

John B. Torkelsen                         1,878,383(9)                12.4

(iii) All Current Directors and Officers 7,766,714(4)(5)(6)(7)(8)(9) 46.9 as a Group(eight persons)

--------------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Includes 5,459,000 shares issuable upon exercise of warrants, and 504,916 shares of common stock granted by Safeguard to certain of its employees pursuant to a long-term incentive plan. Safeguard will continue to exercise voting rights with respect to these shares until the occurrence of certain vesting requirements.

(3)  Includes 1,750,275 shares issuable upon conversion of Series B Stock.

(4) Includes 14,748 shares issuable upon conversion of Series B Stock and 100,000 shares issuable upon the exercise of warrants.

(5) Includes 75,000 shares issuable upon the exercise of warrants and 100,000 shares issuable upon the exercise of options.

(6) Includes 50,000 shares issuable upon conversion of Convertible Preferred Stock, 199,500 shares issuable upon conversion of Series B Stock and 275,000 shares issuable upon exercise of warrants.

(7) Includes 30,000 shares issuable upon conversion of Series B Stock, 100,000 shares issuable upon the exercise of options and 318,750 shares issuable upon the exercise of warrants.

(8)  Includes 100,000 shares issuable upon the exercise of warrants.

(9) Includes 130,000 shares held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen. Also includes 202,500 shares issuable upon conversion of Convertible Preferred Stock and 695,883 shares issuable upon conversion of Series B Stock. The Series B Stock is held of record by Princeton Venture Research, Inc.

CONVERTIBLE PREFERRED STOCK

     The following table sets forth certain information, as of November 9, 1998, with respect to holdings of the Company's Convertible Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Convertible Preferred Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.




                                            Amount and Nature
                   Name of                    of Beneficial           Percent of
               Beneficial Owner                Ownership(1)              Class
               ----------------                ------------              -----

(i) Certain Beneficial Owners:

(ii) Nominees:

Joseph R. Burns                                     --                        --

F. Joseph Loeper                                    --                        --

Thomas C. Lynch                                     --                        --

Thomas J. Meaney                                  50,000                    19.6

Wayne E. Meyer                                      --                        --

Frederick C. Tecce                                  --                        --

John B. Torkelsen                                202,500                    79.4

(iii) All Current Directors and                  252,500                    99.0
      Officers as a Group (eight persons)

--------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

SERIES B STOCK

     The following table sets forth certain information, as of November 9, 1998, with respect to holdings of the Company's Series B Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series B Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                                  Amount and Nature
                   Name of                          of Beneficial     Percent of
               Beneficial Owner                      Ownership(1)        Class
               ----------------                      ------------        -----

(i) Certain Beneficial Owners:

The Mercantile & General Reinsurance Company,          91,342                8.1
  PLC
Moorfields House
Moorfields
London EC2Y 9AL

Transitions Two, Limited Partnership                  583,425               51.6
920 Hopmeadow Street
Simsbury, Connecticut 06070

(ii) Nominees:

Joseph R. Burns                                         4,916                 *

F. Joseph Loeper                                         --                  --

Thomas C. Lynch                                          --                  --

Thomas J. Meaney                                       66,500                5.9

Wayne E. Meyer                                         10,000                 *

Frederick C. Tecce                                       --                  --

John B. Torkelsen                                     231,961(2)            20.5

(iii) All Current Directors and                       313,377               27.7
      Officers as a Group (eight persons)

-------------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen.

SERIES C STOCK

     The following table sets forth certain information, as of November 9, 1998, with respect to holdings of the Company's Series C Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series C Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                           Amount and Nature
                      Name of                of Beneficial            Percent of
                 Beneficial Owner             Ownership(1)              Class
                 ----------------             ------------              -----

(i) Certain Beneficial Owners:

Transitions Two, Limited Partnership          5,000                        100.0
920 Hopmeadow Street
Simsbury, Connecticut 06070

(ii) Nominees:

Joseph R. Burns                              19,500(2)                      79.6

F. Joseph Loeper                                 --                          --

Thomas C. Lynch                                  --                          --

Thomas J. Meaney                             19,500(2)                      79.6

Wayne E. Meyer                               19,500(2)                      79.6

Frederick C. Tecce                           19,500(2)                      79.6

John B. Torkelsen                            19,500(2)                      79.6

(iii) All Current Directors and              97,500(2)                      95.1
      Officers as a Group (eight persons)

-----------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2)  Reflects warrants to purchase Series C Stock.

SERIES D STOCK

     The following table sets forth certain information, as of November 9, 1998, with respect to holdings of the Company's Series D Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series D Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                              Amount and Nature
                        Name of                 of Beneficial         Percent of
                   Beneficial Owner              Ownership(1)           Class
                   ----------------              ------------           -----

(i) Certain Beneficial Owners:

(ii) Nominees:

Joseph R. Burns                                    138,000                  20.0

F. Joseph Loeper                                      --                     --

Thomas C. Lynch                                       --                     --

Thomas J. Meaney                                   138,000                  20.0

Wayne E. Meyer                                     138,000                  20.0

Frederick C. Tecee                                 138,000                  20.0

John B. Torkelsen                                  138,000                  20.0

(iii) All Current Directors and                    690,000                 100.0
      Officers as a Group (eight persons)

---------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In a series of transactions consummated on October 27, 1992 and April 27, 1993, Joseph R. Burns, Thomas J. Meaney, Wayne E. Meyer, Frederick C. Tecce and John B. Torkelsen, each a Director of the Company (collectively, the Investors"), acquired all of the loan and equity interests in the Company from certain third parties. Pursuant to such transactions, each of the Investors acquired, in consideration of $50,000 each, 20% of (i) 50,000 shares of Common Stock, (ii) promissory notes of the Company in the aggregate principal amount of $916,875 (collectively, the "Investor Notes"), (iii) warrants to purchase 97,500 shares of Series C Stock (the "Series C Warrants"), and (iv) certain other loan and equity rights in the Company, including the right to designate 2/7ths of the Board of Directors of the Company. See "Election of Directors."

     In December 1993, the Investors agreed to reduce the amounts owed by the Company under the Investor Notes, including unpaid interest, in exchange for shares of capital stock issued by the Company. In return for a reduction in principal of $416,875 and accrued interest of $273,125, the Company issued
2,750,000 shares of Common Stock and 690,000 shares of Series D Stock. The Investor Notes were modified to provide for 16 quarterly payments of principal beginning January 1, 1994 and ending October 1, 1997. The Investors have authorized deferral of all principal payments until 1998. Interest on the unpaid principal balance is payable quarterly commencing March 31, 1994. As additional consideration for the modification of such loans, the Company extended the exercise period for the Series C Warrants until April 25, 1999.

     In a series of events from February through May 1996, the Company raised an aggregate of $641,500 in debt financing pursuant to the issuance of secured promissory notes.

     The promissory notes are for a term of approximately eighteen months and include an interest rate of 12% on the unpaid balance. The first interest payment was paid on June 15, 1996 and interest is due quarterly thereafter. The principal payments were to be paid on the fifteenth of March, June and September 1998. The notes are secured by the assets of the Corporation. As additional consideration, warrants for the purchase of Common Stock were granted (the number of shares were based on the amount of the promissory note and equal to five shares to each dollar). The warrant price is $.01 per share. As of December 31, 1997, the Company was in arrears the December interest payment. During 1998, the Company was unable to meet its note obligations and is currently working to restructure its debt to related and other parties.

     The following  officers and directors  participated  in the 1996 financing:
Wayne E. Meyer, Thomas J. Meaney and Patricia A. Bird.

     On May 31,  1989,  the Company  retained  the  services  of the W.E.  Meyer
Corporation to provide engineering and management consulting services to the Company. Under the agreement, the Company paid 1,000 to the W.E. Meyer Corporation in 1997 for services rendered. Wayne E. Meyer, a Director of the Company, is president of the W.E. Meyer Corporation.

     On April 15, 1991, the Company retained the services of WVG Corporation, of which William V. Goodwin, a former Director of the Company until his death in 1997, was President, to provide operations management and technical consulting services. During 1997, the Company paid $5,000 to WVG Corporation under this agreement.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     Stockholders are being asked to consider and vote upon a proposal to amend the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 35,000,000 to 60,000,000 to provide the Company with flexibility to undertake future financings or negotiate potential acquisitions, partnering transactions or settlement of Company debts. The Company has no definitive agreements relating to such transactions. The Board of Directors believes, however, that the adoption of the proposed amendment will afford the Company needed flexibility when negotiating such potential transactions by allowing the Board to issue additional shares of Common Stock without further stockholder approval. Under the Company's current capitalization structure, approximately 12,902,155 shares of Common Stock are reserved for issuance under outstanding option plans, warrants and convertible securities. Consequently, the Company is significantly restricted in its ability to undertake future financings or other potential transactions.

     The increase in the number of authorized shares of Common Stock is required to permit the issuance of additional shares in the future for corporate purposes. There are currently no other plans to issue Common Stock. The rights of the Company's stockholders will not be affected by the increase in the number of shares of authorized Common Stock, except to the extent of their ownership dilution of the Company. Stockholders of the Company are not entitled to appraisal rights nor any preemptive rights as may be provided under the Delaware General Corporation Law.

     The Board of Directors has approved such amendment and recommends its approval by the stockholders of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 60,000,000.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information appearing under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's Balance Sheets as of December 31, 1997 and December 31, 1996 and Statements of Operations and Shareholders' Equity and Cash Flows for the years ended December 31, 1997, 1996 and 1995 and the independent accountant's report on such financial statements contained in the Annual Report accompanying this Proxy Statement are incorporated herein by reference to such portions of such Annual Report.

                             STOCKHOLDERS' PROPOSALS

     Stockholders deciding to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by December 30, 1998.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

     One or more representatives of Druker, Rahl & Fein, the independent auditors of the Company, is expected to attend the Meeting and have an opportunity to make a statement or respond to appropriate questions from stockholders.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares or Warrants held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     MIKROS SYSTEMS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OR WARRANTHOLDERS OF RECORD ON NOVEMBER 9, 1998 AND TO EACH BENEFICIAL STOCKHOLDER OR WARRANTHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                       By Order of the Board of Directors




                                       Patricia A. Bird, Secretary


Princeton, New Jersey
November 30, 1998

                           MIKROS SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Thomas J. Meaney and Patricia A. Bird and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares and warrants of Mikros Systems Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at the Corporate Office, 707 Alexander Road, Building Two, Suite 208, Princeton, New Jersey at 11:00 A.M., local time, on Monday, December 21, 1998, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, and 3.

1. ELECTION OF DIRECTORS.
   Nominees:   Joseph R. Burns,  F. Joseph  Loeper,  Thomas C. Lynch,  Thomas J.
               Meaney, Wayne E. Meyer, Frederick C. Tecce and John B. Torkelsen.
   (Mark one only)

[ ] VOTE FOR all the nominees listed above; except vote withheld from the following nominees (if any).

     -------------------------------------

[ ] VOTE WITHHELD from all nominees. (continued and to be signed on reverse side)

2. APPROVAL OF PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 35,000,000 to 60,000,000 SHARES.

[  ]  FOR                       [  ]  AGAINST                    [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.

                    This proxy must be signed  exactly as name  appears  hereon.
Dated:
      ---------------------

                    When shares are held by joint tenants, both should sign.

---------------------------
Signture of Securityholder

                    If the signer is a corporation, please sign full corporatename by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by If a partnership, please sign in partnership name by If a partnership, please sign in partnership name by authorized person.

-------------------------
Signture of Securityholder
if held jointly

I [ ] WILL [ ] WILL not attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.